Addendum No. 87
                                          Contract No. MA/MSB-417

                              ADDENDUM TO
               OPERATING-DIFFERENTIAL SUBSIDY AGREEMENT
                                 WITH
                    AMERICAN PRESIDENT LINES, LTD.

THIS AGREEMENT is made by and between the UNITED STATES OF AMERICA (herein called the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (herein called the "Administrator"), and AMERICAN PRESIDENT LINES, LTD., a corporation organized and existing under the laws of the State of Delaware (herein called the "Operator"), as an addendum to that certain agreement, Contract No. MA/MSB-417 (herein called the "Agreement").


WITNESSETH:

WHEREAS:

     1. The Administrator has made the necessary determinations and findings in accordance with the Merchant Marine Act, 1936, as amended (herein called the "Act"); and

     2. The Administrator has authorized an amendment to the Agreement; and

     3. The parties have agreed to said amendment and desire to incorporate the same into the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:
                                   2

I. Pursuant to the provisions of Article I-12 of the Agreement, the Agreement and Appendix thereto are hereby amended by deleting the existing Appendix G and by substituting in lieu thereof the annexed revised Appendix G to include therein the following:

     Effective August 16, 1991, the waiver of the provisions of section 804(a) of the Act granted on August 16, 1991, to allow the Operator, as a party to the Transpacific Space Utilization Agreement, Federal Maritime Commission No. 217-011324, to charter space on a foreign-flag vessel or vessels that may be operated by another party to the Agreement, covering trade from United States ports and points to the Far East, as described in the Agreement; and the waiver of the provisions of section 804(a) granted on August 16, 1991, to allow the Operator, as a party to the Transpacific Stabilization Agreement (as amended in 1991), Federal Maritime Commission No. 203-011223, to charter space on a foreign-flag vessel or vessels that may be operated by another party to the Agreement, covering trade from the Far East, as described in the Agreement, to ports and points in North America, as described in the Agreement.

     Effective September 27, 1991, the waiver of the provisions of section 804(a) of the Act granted on June 3, 1988, and amended on October 11, 1989, December 20, 1990, modified January 15, 1991, and temporarily modified January 25, 1991, for a period of 210 days, August 20, 1991, for an additional 30 days, and September
                                   3

     20, 1991, for an additional 30 days, under special circumstances and for good cause shown, is amended to permit
     Operator to own or charter and operate 13 or 14 foreign-flag feeder vessels, instead of the 10 vessels as originally granted.

     Effective September 27, 1991, a waiver of the provisions of section 804(a) of the Act, under special circumstances and for good cause shown, is granted to permit Operator to participate in a reciprocal slot exchange and coordinated sailing agreement, designated Federal Maritime Commission No. 203-011340, and in a Master Slot Charter Agreement both with Orient Overseas Container Line Inc. subject to the conditions as specified in Appendix G.

     Effective January 2, 1992, a waiver of the provisions of
     section 804(a) of the Act granted September 27, 1991, under special circumstances and for good cause shown, is amended to permit Operator to participate in the Master Slot Charter Agreement as amended by Addendum 1. Addendum 1 adds two Indonesia feeder loops to the geographic scope of service.

     Effective January 3, 1992, the waiver of the provisions of section 804(a) of the Act granted on June 3, 1988, and amended on October 11, 1989, December 20, 1990, September 27, 1991, modified January 15, 1991, and temporarily modified January 25, 1991, for a period of 210 days, August 20, 1991, for an additional 30 days, and September 20, 1991, for an additional 30 days, under special
                                   4

     circumstances and for good cause shown, is amended to permit
     Operator to alternatively utilize one 900 FEU feeder vessel or two 450 FEU feeder vessels to serve Karachi.

II. Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.


IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 87, in four counterparts, effective as of the date(s) indicated and actually on the 30th day of March, 1993.



(SEAL)                   UNITED STATES OF AMERICA
                         SECRETARY OF TRANSPORTATION
ATTEST:                  MARITIME SUBSIDY BOARD


By:/s/JOEL C. RICHARD         By:/s/JAMES E. SAARI
     Secretary


(SEAL)

ATTEST:                  AMERICAN PRESIDENT LINES, LTD.


By:/s/DAVID V. AINSWORTH By:/s/FREDERICK M. SEVEKOW,JR.
Name:David Ainsworth          Name F. M. Sevekow, Jr.
Title: Vice President,        Title: Vice President and
      General Counsel and           General Counsel
      Assistant Secretary


Approved as to form:


By:/s/MURRAY A. BLOOM
Assistant Chief Counsel
Maritime Administration

                                                  Addendum No. 87
                                                       Appendix G
                                          Contract No. MA/MSB-417

                    AMERICAN PRESIDENT LINES, LTD.

                          SECTION 804 WAIVERS

Pursuant to the provisions of section 804(b) of the Act, the following waivers for foreign-flag operations of the Operator or related companies have been granted under special circumstances and for good cause shown, and shall expire, unless otherwise shown, upon termination of the Agreement:

1. Waiver granted by the Maritime Administration on October 17, 1962, as modified on May 1, 1963, to permit APL to issue passenger tickets and/or exchange orders for the transportation of passengers on foreign-flag vessels, whether or not the operators of such vessels are members of the Transpacific Passanger Conference with the understanding that some part of the passenger passage involved will be on a vessel operated by a member of the Transpacific Passenger Conference.

2. Waiver granted by the Maritime Administration on February 21, 1974, to permit APL to conduct direct mail campaigns for the purpose of soliciting passenger traffic only, for steamship lines operating foreign-flag vessels, and to book passengers for such foreign-flag vessels resulting from the direct mail campaign.

Both 1 and 2 are subject to the following conditions:

  (a) The waivers under section 804 of the Act granted hereunder shall run concurrently with the period of this Contract.

  (b)   The waivers may be canceled by the Maritime
        Administration upon 90 days written notice to APL.

  (c) No change in the character of the services rendered shall be made without prior notice to and approval of the Maritime Administration, otherwise the waiver shall be deemed to have terminated concurrently with the unauthorized change of service.

  (d) The Maritime Administration may upon its own motion modify the waivers to the extent deemed advisable upon proper written notice to APL.

  (e) For each calendar year that the waivers are in effect, APL shall file not later than May 15 following each year, a report of the services performed under the waivers.

3. Effective March 15, 1985, a waiver of the provisions of
   section 804(a) of the Act, to allow the Operator, as a party to Federal Maritime Commission Agreement 10420 (the "FMC Agreement"), to charter available capacity on a foreign-flag vessel or vessels that may be operated by another party to the FMC Agreement, said waiver to run concurrently with the period of this Agreement, which Agreement terminates by its terms on December 31, 1997; Provided it is understood by the Operator that the Maritime Administration reserves the right to reinstate the semiannual reporting requirements concerning vessel sailings, capacity, and utilization which were eliminated in the October 11, 1984, amendments to the FMC Agreement.

4. Effective January 24, 1986, the terms of Amendment 2 to the Federal Maritime Commission Agreement 10420 (the "FMC Agreement") are included in the section 804(a) waiver granted on March 15, 1985, under special circumstances and for good cause shown, to allow the Operator, as a party to the FMC Agreement, to charter available capacity on a foreign-flag vessel or vessels that may be operated by another party to the FMC Agreement, said waiver to run concurrently with the period of this Agreement, which Agreement terminates by its terms on December 31, 1997; Provided it is understood by the Operator that the Maritime Administration reserves the right to reinstate reporting requirements concerning vessel sailings, capacity, and utilization which were eliminated in the October 11, 1984, amendment to the FMC Agreement.

5. Waiver granted by the Maritime Administration on May 7, 1990, for a third period of two years extending until May 22, 1992, and amended March 28, 1991, to permit APL to own or charter and operate:

   * four foreign-flag vessels of approximately 350 FEU capacity, said vessels to be operated on approximately weekly service between a foreign port on Line A or Line B as described in Appendix A hereof, including Singapore, and Manila and Thailand.

   * two foreign-flag vessels of approximately 700 FEU capacity each, on approximately fortnightly service between a foreign port on Line A or Line B as described in Appendix A hereof, including Singapore, Manila and Thailand.

   * alternative authority; either may be utilized, but not at the same time.

6. Waiver granted by the Maritime Administrative on June 3, 1988, and amended October 11, 1989, December 20, 1990, September 27, 1991, and January 3, 1992, for period of five years, to permit APL to own or charter and operate 13 or 14 foreign-flag vessels as described below:

          Approximate
No. ships Capacity  Between     Service Area

     2*   350 FEU   Extension   Persian Gulf-Gulf of Oman,
          each      area port   Oman***
__________________________________________________________________
port coverage:      Fujayrah or Dubai,Ad Dammam,Al Kuwayt,
                    Khor al     Bahrain,Masqat, Mina Raysut,
                    Fakkan      inducement ports

     1*   700 FEU   Extension   Persian Gulf-Gulf of Oman
                    area port   Oman
__________________________________________________________________
port coverage:      Fujayrah or Dubai,Ad Dammam,Al Kuwayt,
                    Khor al     Bahrain,Masqat, Mina Raysut,
                    Fakkan      inducement ports

     1**  900 FEU   Extension   Karachi, other ports in
                    area port   India
__________________________________________________________________
port coverage:      Fujayrah    Karachi, ports in India

     2**  450 FEU   Extension   Karachi, other ports in
          each      area port   India
__________________________________________________________________
port coverage:      Fujayrah    Karachi, ports in India

     2**  950 FEU   Extension   Karachi, other ports in India
          each      area port   Gulf of Oman, Oman
__________________________________________________________________
port coverage:      Colombo     Karachi, ports in India,
                                Fujayrah, Masqat, Mina Raysut

     2    400 FEU   Extension   west coast of India***
          each      area port
__________________________________________________________________
port coverage:      Colombo or  Bombay, Mangalore,
                    Fujayrah,   Porbandar, Cochin, optional,
                    Singapore,  Jamnagar/Tuticorin
                    or Madras

     3    300 FEU   Extension   Bay of Bengal ports
          each      area port
__________________________________________________________________
port coverage:      Colombo or  Calcutta, Chalna,
                    Singapore   Chittagong, Madras,
                                inducement Vishakhapatnam/
                                Paradip
_______________

* Alternative authority; either deployment may be utilized, but not at the same time.

** Alternative authority; any deployment may be utilized, but not at the same time.

*** The west coast India feeder vessels may, after a voyage to India, upon return to the relay port, proceed on a voyage to the Persian Gulf-Gulf of Oman, after which, upon return to the relay port, the vessels will commence the next voyage to the west coast India.

          Approximate
No. ships Capacity  Between     Service Area

     1    250 FEU   Singapore   mainland Malaysia
_________________________________________________________________
port coverage:      Singapore   Port Kelang, Pinang,
                                Pasir Gudang

     1    300 FEU   Singapore   Indonesia
__________________________________________________________________
port coverage:      Singapore   Djakarta, optional
                                Surabaya/Semarang

     1    350 FEU   Extension   Red Sea (excluding Egypt
                    area port   and Ethiopia), Gulf of Aden,
                                Oman
__________________________________________________________________
port coverage:      Colombo     Juddah, Hudaydah (Al Ahmedi)
                    Fujayrah    Port Sudan, Aqaba

     2    350 FEU   Extension   Indian Subcontinent
                    area ports
__________________________________________________________________
port coverage:      Singapore   Colombo, Madras, Bombay,
                                Cochin

The following temporary authorities in this waiver 6 are granted:

   The one Persian Gulf-Gulf of Oman vessel may be of a capacity of 700 FEU, effective from the date after January 15, 1991, that the vessel enters service, for a period not to exceed 90 days.

   The Bay of Bengal vessels may be of a capacity of 400 FEU each, effective from the date after January 15, 1991, that each vessel enters service, for a period not to exceed 90 days. One of the three vessels is authorized to operate between Singapore and Colombo incident to serving Bay of Bengal ports.

This waiver no. 6 is temporarily modified, for a period of 210 days commencing January 25, 1991, extended 30 days by authority granted August 20, 1991, extended a further 30 days by authority granted September 20, 1991, as follows:

1) to the extent not already included, the port coverage of APL's three feeder services operating in or to the Arabian Sea, Gulf of Oman, and Persian Gulf--the Persian Gulf-Gulf of Oman service the Karachi service, and the west coast India service--be expanded to include ports in the Gulf of Oman (principally Fujayrah and Masqat), Oman (principally Mina Raysut), and Karachi;

2) an increase from one to two in the number of feeder vessels of 700 FEU capacity that APL may operate in its Persian Gulf-
   Gulf of Oman feeder;

3) authority to operate a single feeder vessel of up to 350 FEU capacity between either Colombo or Fujayrah and ports in the Red Sea exclusive of Egypt and Ethiopia;

4) authority to operate a three-vessel feeder, using vessels of up to 700 FEU capacity, between Singapore and one or more of APL's major extension area ports -- Colombo, Madras, Bombay,
   Cochin, Karachi, Fujayrah, and Damman; and

5) in addition to the four specific authorities next above, authority to coordinate all APL feeder services providing capacity to or through the Arabian Sea, (i.e. the existing Persian Gulf/Gulf of Oman, Karachi, and the west coast India services, and the added Red Sea and Singapore West Asian services) by combining sailings and/or interchanging vessels operated in those services. Any such combination and interchange authority, as to any individual service area component, would be performed subject to the overall capacity limitation contemplated in that service area's individual authority.

7. Waiver granted by the Maritime Administration on February 6, 1989, and amended November 24, 1989, until June 3, 1993, to permit APL to own or charter and operate six foreign-flag vessels of approximately 400 FEU capacity each, said vessels to be operated between a foreign port or ports on Line A or Line B as described in Appendix A hereof, including Singapore, and a port or ports in the People's Republic of China.

Waivers 5 and 7 are subject to the following conditions:

   (a)The waiver may be canceled in whole or in part upon 90 days' written notice to APL, such notice to state the reason(s) for such cancellation;

   (b)No change in the character of the services rendered between the ports as described above shall be made without prior notice to an approval by the Maritime
       Administration, otherwise the Maritime Administration may take such action as appropriate.

   (c)The Maritime Administration may upon its own motion modify the waiver to the extent deemed advisable upon proper written notice to the Operator, such notice to state the reason(s) for such modification;

   (d)APL shall not carry military cargo on the foreign-flag vessels operated pursuant to this waiver;

   (e)APL covenants that no ODS paid to APL will be paid to or used for the benefit of any foreign interest whose relationship with APL is approved by this waiver; and

   (f)APL shall not enter into any charter arrangements involving vessels under the flag of the following countries, unless otherwise permitted by law:

           Albania
           Bulgaria
           Estonia
           Laos
           Latvia
           Lithuania
           Mongolian People's Republic
           Commonwealth of Independent States (formerly
       U.S.S.R.)
           North Korea
           Vietnam
           Cambodia
           Cuba
           Libya
           Iraq

   Waiver 6 is subject to the above conditions, except condition
       (d).

8. Waiver granted by the Maritime Administration on August 16, 1991, to allow the Operator, as a party to the Transpacific Space Utilization Agreement, Federal Maritime Commission No. 217-011324, to charter space on a foreign-flag vessel or vessels that may by operated by another party to the Agreement, covering trade from United States ports and points to the Far East, as described in the Agreement.

9. Waiver granted by the Maritime Administration on August 16, 1991, to allow the Operator, as a party to the Transpacific Stabilization Agreement (as amended in 1991), Federal Maritime Commission No. 203-011223, to charter space on a foreign-flag vessel or vessels that may be operated by another party to the Agreement, covering trade from the Far East, as described in the Agreement, to ports and points in North America, as described in the Agreement.

Waiver 8 and 9 are subject to the following conditions:

   (a)The waiver shall run concurrently with the period of this Agreement.

   (b)No change in the character of the service arranged for under space charter arrangements shall be made without prior notice to and approval of the Maritime Administration, otherwise the waiver will be deemed to have terminated concurrently with the unauthorized change.

10.Waiver granted by the Maritime Administration on September
   27, 1991, to allow the Operator to slot charter on foreign-flag vessels of Orient Overseas Container Line Inc. (OOCL) pursuant to APL's participation in a reciprocal slot exchange and coordinated sailing agreement, designated Federal Maritime Commission No. 203-011340, and in a Master Slot Charter Agreement, both between APL and OOCL. Waiver granted on January 2, 1992 to add two Indonesia feeder loops to the geographic scope of services described in the Master Slot Charter Agreement, as amended by Addendum 1. This waiver 10 is subject to the following conditions:

      (a) APL shall covenant that it will not withdraw any vessel (except for overage vessels) from operation under its ODS contract during the period when the agreement with OOCL is in effect, without the prior approval of the Maritime Administration;

      (b) No change in the geographic scope of the shared OOCL/APL services set out in Sections 4 and 6 of the Master Slot Charter Agreement beyond ports on TR 2, and Singapore and Port Kelang, or in frequency of any of these shared services beyond weekly service shall be made without prior approval by the Maritime Administration, otherwise the Maritime Administration may take such action as is appropriate, including termination of the waiver upon 90 days' prior written notice;

      (c) The Maritime Administration may upon its own motion modify the waiver to the extent deemed advisable upon proper written notice to APL, such notice to state the reason(s) for such modification;

      (d) APL covenants that no ODS paid to APL will be paid to or used for the benefit of any foreign interest whose relationship with APL is approved by this waiver;

      (e) APL shall not enter into any charter arrangements involving vessels under the flag of the following countries, unless otherwise permitted by law:

           Albania
           Bulgaria
           Estonia
           Laos
           Latvia
           Lithuania
           Mongolian People's Republic
           Commonwealth of Independent States (formerly
       U.S.S.R.)
           North Korea
           Vietnam
           Cambodia
           Cuba
           Libya
           Iraq

      (f) No space on APL's vessels operated under the OOCL space-sharing agreement, FMC No. 203-011340, shall be utilized for the carriage of cargo reserved for U.S.-flag vessels under any statue, resolution, or regulation, unless such cargo is carried pursuant to bills of lading or contracts of carriage issued to, or entered into with, the shipper of such cargo by or for a citizen of the United
   States which is a party to said FMC Agreement.
                                                  Addendum No. 89
                                          Contract No. MA/MSB-417

                              ADDENDUM TO
               OPERATING-DIFFERENTIAL SUBSIDY AGREEMENT
                                 WITH
                    AMERICAN PRESIDENT LINES, LTD.

     THIS AGREEMENT is made by and between the UNITED STATES OF AMERICA (herein called the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME SUBSIDY BOARD (herein called the "Board"), and AMERICAN PRESIDENT LINES, LTD., a corporation organized and existing under the laws of the State of Delaware (herein called the "Operator"), as an addendum to that certain agreement, Contract No. MA/MSB-417 (herein called the "Agreement").

     WITNESSETH:

     WHEREAS:

     1. The Board has made the necessary determinations and findings in accordance with the Merchant Marine Act, 1936, as amended (herein called the "Act");

     2. The Board on March 19, 1992, approved an amendment to the Agreement to waive the consecutive dividend policy and other restrictive provisions of Article II-21(a) and (b) of the Agreement, subject to certain conditions; and

     3    The parties have agreed to said amendment and desire to
incorporate the same into the Agreement in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     I.   Effective March 19, 1992, the Agreement is hereby
amended by
                                   2

waiving the conservative dividend policy set forth in Article II-
21(a) of the Agreement, including the additional dividend requirements of 46 CFR Part 283.4

     II. Effective March 19, 1992, the Agreement is hereby amended by waiving the provisions set forth in Article II-21 (b) of the Agreement.

     III. The amendment is subject expressly to the following conditions:

               1. The actions authorized by the waivers set forth in this amendment are not effective until Operator relieves the Maritime Administration (MARAD) of all its Title XI loan guaranty and insurance obligations by a prepaying all of its direct Title XI obligations; (b) purchasing certain of its chartered vessels that were financed with Title XI debt and simultaneously causing the prepayment of that debt; and (c) causing the prepayment and refinancing with non-Title XI debt of the existing Title XI debt on its other chartered vessels.

               2. Operator must continue to provide financial data to MARAD during the life of the Agreement to demonstrate its ability to meet its obligations.

     IV. Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 89, in four counterparts, effective of the date(s) indicated and actually on the 19th day of June, 1992.

                                   3


(SEAL)                   UNITED STATES OF AMERICA
                         SECRETARY OF TRANSPORTATION
ATTEST:                  MARITIME SUBSIDY BOARD


By:/s/JAMES E. SAARI          By:/s/W. PATRICK MORRIS
     Secretary                Member


(SEAL)

ATTEST:                  AMERICAN PRESIDENT LINES, LTD.


By:/s/DAVID V. AINSWORTH By:/s/FREDERICK M. SEVEKOW,JR.
Name:David Ainsworth          Name Frederick M. Sevekow, Jr.
Title: Assistant Secretary    Title: Vice President



Approved as to form:


By:/s/MURRAY A.BLOOM
Assistant Chief Counsel
Maritime Administration